(JEFFERSON LOGO)
JEFFERSON GROWTH & INCOME FUND

                                 ANNUAL REPORT
                                October 31, 1997

(JEFFERSON LOGO)
JEFFERSON GROWTH & INCOME FUND

                                                               December 18, 1997
Dear Fellow Shareholders,

We are pleased to provide our annual report for the year ended October 31, 1997. We welcome our many new shareholders. Since our last semi-annual report, fund assets have grown from $6.4 million to $8.1 million, an increase of over 26%.

We continue to make positive investment progress in a difficult market environment. Since our last report to shareholders on April 30, 1997, for the six month period ended October 31, 1997, the net asset value of Class A shares has increased from $11.21 to $12.26 and the net asset value of Class B shares has increased from $11.16 to $12.20. The fund also paid two regular quarterly dividends of $0.075 and $0.057 on Class A shares and $0.056 and $0.037 on Class B shares during the period.

The largest capitalization stocks of the S&P 500 Index and the Dow Jones Industrial Index have provided unusually high returns for the past few years compared to long term historic results. Broader market indices, such as the Value Line Composite and the Russell 2000 have shown far lower returns for the same period. In the near term, we would expect this performance gap to narrow as the valuation difference between larger and smaller companies comes more into line with historic norms.

A slower domestic economy and pressure on corporate profits were our key concerns in the last two reports to shareholders. The strong dollar and the economic turmoil in Asia seem to be clouding the profit outlook for global companies in 1998. The U.S. economy is also expected to be slower in 1998 as a result of the same factors.

Avoiding negative earnings surprises continues to be a primary concern when reviewing potential investment candidates. The number of negative earnings surprises among public companies continues to rise as earnings estimates are reduced for 1998. This environment, when coupled with high valuation levels, makes it difficult to find new investment candidates for the portfolio.

Companies valuations are expensive by historic standards and market volatility continues to be very high. Given these factors we continue to feel a defensive portfolio of small and middle capitalization stocks is appropriate.

Sincerely,

/s/ Richard P. Imperiale

Richard P. Imperiale
Chairman

                  Class A -                                  Class B -
date      Class A   No-Load   Class B   Value Line   S&P 500   No-Load
9/01/95    $9,450   $10,000   $10,000      $10,000   $10,000   $10,000
10/31/95   $9,490   $10,040   $10,030      $11,490   $12,410   $10,030
10/31/96  $10,578   $11,194   $11,082      $11,032   $12,887   $11,082
10/31/97  $12,228   $12,940   $12,202      $14,033   $17,024   $12,711
                                     ,
This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 9/01/95 (inception). Class B shares assume the deduction of the maximum Contingent Deferred Sales Charge
(CDSC) that would be applicable for a complete redemption that received the price that was last calculated on October 31, 1997. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

                       FOR PERIODS ENDED OCTOBER 31, 1997
                       ----------------------------------
AVERAGE ANNUAL RATE OF RETURN %          One Year     Since Inception 9/01/95
--------------------------------         --------     -----------------------
Jefferson Growth & Income Fund -
  Class A No-Load                          15.6%                12.7%
Jefferson Growth & Income Fund -
  Class A*<F1>                              9.2                  9.8
Jefferson Growth & Income Fund -
  Class B No-Load                          14.7                 11.7
Jefferson Growth & Income Fund -
  Class B**<F2>                            10.1                  9.6
S&P 500 Stock Index***<F3>                 32.1                 27.8
Value Line Geometric Composite
  Average****<F4>                          27.2                 17.9

*<F1>Reflects maximum front-end sales charge of 5.50%.
**<F2>Reflects maximum Contingent Deferred Sales Charge (CDSC) of 4.00% effective on redemptions after one year.
***<F3>The S&P 500 Stock Index is an index of unmanaged groups of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. An investment cannot be made directly in an index.
****<F4>The Value Line Geometric Composite Average is an equally weighted price index of approximately 1,700 NYSE, AMEX and over-the-counter stocks tracked by the "The Value Line Investment Survey."

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997

ASSETS:
  Investments, at current value (cost $7,645,234)                  $8,066,224
  Dividends receivable                                                 10,365
  Interest receivable                                                  35,106
  Receivable for capital shares sold                                   84,423
  Receivable from Distributor                                           3,728
  Organization costs, net of accumulated amortization                  58,484
  Other assets                                                         18,509
                                                                  -----------
     Total Assets                                                   8,276,839
                                                                  -----------
LIABILITIES:
  Bank overdraft                                                      103,337
  Accrued expenses                                                     28,257
                                                                  -----------
     Total Liabilities                                                131,594
                                                                  -----------
NET ASSETS                                                         $8,145,245
                                                                  ===========

NET ASSETS CONSIST OF:
  Capital stock                                                    $7,176,296
  Undistributed net investment income                                  17,447
  Undistributed accumulated net realized gains on investments
    and option contracts expired or closed                            530,512
  Unrealized net appreciation on investments                          420,990
                                                                  -----------
     Total Net Assets                                              $8,145,245
                                                                  ===========

CLASS A:
  Net assets                                                       $6,815,275
  Shares outstanding (unlimited number authorized)                    555,985
  Net asset value and redemption price per share                       $12.26
                                                                  ===========

  Maximum offering price per share                                     $12.97
                                                                  ===========

CLASS B:
  Net assets                                                       $1,329,970
  Shares outstanding (unlimited number authorized)                    109,031
  Net asset value and offering price per share                         $12.20
                                                                  ===========

  Redemption price per share, assuming maximum
    contingent deferred sales charge                                   $11.59
                                                                       ======

See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:
   Dividend income (net of withholding tax of $1,131)                $120,259
   Interest income                                                    137,937
                                                                    ---------
         Total investment income                                      258,196
                                                                     --------
EXPENSES:
   Investment advisory fees                                            38,956
   Administration fees                                                 21,286
   Shareholder servicing and accounting costs                          55,159
   Distribution fees -- Class A                                        14,289
   Distribution fees -- Class B                                         7,758
   Custody fees                                                         9,393
   Federal and state registration fees                                  7,140
   Professional fees                                                   23,808
   Reports to shareholders                                              4,281
   Amortization of organization costs                                   4,170
   Trustees' fees and expenses                                          5,093
   Other                                                                7,121
                                                                     --------
   Total expenses before waiver and reimbursement                     198,454
   Less:  Waiver of expenses and reimbursement from Distributor      (117,913)
                                                                    ---------
         Net expenses                                                  80,541
                                                                    ---------
NET INVESTMENT INCOME                                                 177,655
                                                                    ---------
REALIZED AND UNREALIZED GAIN:
   Net realized gain on investments                                   499,294
   Net realized gain on option contracts expired or closed             16,322
   Change in unrealized appreciation on investments                   197,932
                                                                    ---------
         Net gain on investments                                      713,548
                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $891,203
                                                                    =========

See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED       YEAR ENDED
                                               OCTOBER 31, 1997 OCTOBER 31, 1996
                                               ---------------- ----------------
OPERATIONS:
  Net investment income                                  $177,655     $89,249
  Net realized gain on investments                        499,294      20,069
  Net realized gain on option contracts
    closed or expired                                      16,322       5,909
  Change in unrealized appreciation on investments        197,932     222,254
                                                      -----------  ----------
  Net increase in net assets resulting
    from operations                                       891,203     337,481
                                                      -----------  ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold                                           3,545,172   3,594,458
  Shares issued to holders in reinvestment
    of dividends                                          177,534      78,069
  Shares redeemed                                     (1,388,874)   (243,803)
                                                      -----------  ----------
  Net increase in net assets resulting
    from capital share transactions                     2,333,832   3,428,724
                                                      -----------  ----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income                            (139,528)    (72,952)
  From net realized gains                                (23,710)          --
                                                      -----------  ----------
  Total distributions to Class A shareholders           (163,238)    (72,952)
                                                      -----------  ----------
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income                             (13,897)     (5,582)
  From net realized gains                                 (2,292)          --
                                                      -----------  ----------
  Total distributions to Class B shareholders            (16,189)     (5,582)
                                                      -----------  ----------
TOTAL INCREASE IN NET ASSETS                            3,045,608   3,687,671
NET ASSETS:
  Beginning of year                                     5,099,637   1,411,966
                                                      -----------  ----------
  End of year (including undistributed net investment
    income of $17,447 and $15,765, respectively)       $8,145,245  $5,099,637
                                                      =========== ===========

See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                            SEPTEMBER 1, 1995 1<F5>
                                                                      YEAR ENDED               YEAR ENDED                  THROUGH
                                                                 OCTOBER 31, 1997        OCTOBER 31, 1996         OCTOBER 31, 1995
                                                               ------------------      ------------------       ------------------
                                                               CLASS A   CLASS B        CLASS A   CLASS B        CLASS A   CLASS B
                                                              --------  --------       --------  --------       --------  --------
PER SHARE DATA:
  Net asset value, beginning of period                          $10.91    $10.87         $10.04    $10.03         $10.00    $10.00
  Income from investment operations:
  Net investment income                                           0.29      0.20           0.27      0.21           0.04      0.03
  Net realized and unrealized gains on securities                 1.40      1.39           0.87      0.83             --        --
                                                               -------   -------        -------   -------        -------   -------
    Total from investment operations                              1.69      1.59           1.14      1.04           0.04      0.03
  Less distributions:
  Dividends from net investment income                          (0.29)    (0.21)         (0.27)    (0.20)             --        --
  Distributions from net realized gains                         (0.05)    (0.05)             --        --             --        --
                                                               -------   -------        -------   -------        -------   -------
    Total distributions                                         (0.34)    (0.26)         (0.27)    (0.20)             --        --
                                                               -------   -------        -------   -------        -------   -------
  Net asset value, end of period                                $12.26    $12.20         $10.91    $10.87         $10.04    $10.03
                                                               =======   =======        =======   =======        =======   =======

TOTAL RETURN 2<F6>                                              15.56%    14.68%         11.50%    10.49%         0.40%3    0.30%3
SUPPLEMENTAL DATA AND RATIOS:                                                                                        <F7>      <F7>
  Net assets, in thousands, end of period                       $6,815    $1,330         $4,688      $412         $1,279      $133
  Ratio of net expenses to average net assets:
    Before expense reimbursement                                 2.96%     3.71%          5.95%     6.70%        17.35%4   18.10%4
                                                                                                                     <F8>      <F8>
    After expense reimbursement                                  1.15%     1.90%          1.15%     1.90%         1.15%4    1.90%4
  Ratio of net investment income                                                                                     <F8>      <F8>
    to average net assets:
    Before expense reimbursement                                 1.01%     0.26%        (1.77%)   (2.52%)      (14.95%)4 (15.70%)4
                                                                                                                     <F8>      <F8>
    After expense reimbursement                                  2.82%     2.07%          3.03%     2.28%         1.25%4    0.50%4
                                                                                                                     <F8>      <F8>
  Portfolio turnover rate 5<F9>, 6<F10>                         98.37%    98.37%        131.98%   131.98%             --        --
  Average commission rate paid 6<F10>, 7<F11>                  $0.0765   $0.0765        $0.0884   $0.0884             --        --

1<F5>Commencement of operations.
2<F6>The total return calculation does not reflect the 5.5% front end sales charge for Class A or the 5% CDSC on Class B.
3<F7>Not annualized.
4<F8>Annualized.
5<F9>During the period ended October 31, 1995, there were no sales of securities.
6<F10>Portfolio turnover and average commission rate paid is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
7<F11>Average commission rate disclosure not required for the period ended
October 31, 1995.

See notes to the financial statements.

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1997

    NUMBER
 OF SHARES                                                              VALUE
 ---------                                                             ------
            COMMON STOCKS -- 57.5%
            Apparel -- 1.3%
    21,000  Tultex Corporation *<F12>                                $105,000
                                                                   ----------
            Chemicals -- 1.7%
    15,000  NOVA Corporation                                          135,000
                                                                   ----------
            Energy -- 2.1%
     6,000  Occidental Petroleum
              Corporation                                             167,250
                                                                   ----------
            Entertainment & Leisure -- 2.3%
    10,000  Harveys Casino Resorts                                    188,750
                                                                   ----------
            Financial Services -- 3.0%
     7,500  A.G. Edwards, Inc.                                        246,094
                                                                   ----------
            Food, Beverage & Tobacco -- 4.2%
     5,000  Bob Evans Farms, Inc.                                      94,687
     3,000  Dole Food Company, Inc.                                   132,938
     4,550  McCormick and Company, Inc.                               113,750
                                                                   ----------
                                                                      341,375
                                                                   ----------
            Health Care Services -- 1.4%
     3,700  Integrated Health Services, Inc.                          117,475
                                                                   ----------
            Insurance -- 1.5%
     3,300  American Financial Group, Inc.                            125,606
                                                                   ----------
            Lodging -- 2.6%
    10,000  Choice Hotels
              International, Inc. *<F12>                              175,625
     3,333  Sunburst Hospitality Corp. *<F12>                          33,747
                                                                   ----------
                                                                      209,372
                                                                   ----------
            Manufacturing -- 8.6%
    10,000  Ennis Business Forms, Inc.                                105,000
     2,750  Hillenbrand Industries, Inc.                              117,562
    11,300  Hurco Companies, Inc. *<F12>                               94,638
     7,250  International Game Technology                             185,328
    13,000  Universal Forest Products, Inc.                           195,000
                                                                   ----------
                                                                      697,528
                                                                   ----------
            Metals and Mining -- 1.3%
    20,000  Free State Consolidated
              Gold Mines Limited -- ADR                               102,500
                                                                   ----------
            Real Estate Investment Trusts -- 11.4%
     9,500  Berkshire Realty
              Company, Inc.                                           105,687
     5,550  BRE Properties, Inc. -- Class A                           152,278
     7,700  Burnham Pacific
              Properties, Inc.                                        112,612
     4,000  Hospitality Properties Trust                              142,250
     3,500  Manufactured Home
              Communities, Inc.                                        87,500
     6,775  Merry Land & Investment
              Company, Inc.                                           147,780
     2,000  Prentiss Properties Trust                                  56,875
     4,600  Public Storage, Inc.                                      126,500
                                                                   ----------
                                                                      931,482
                                                                   ----------
            Retail - General -- 9.0%
     4,200  American Stores Company                                   107,887
     8,000  Office Depot, Inc. *<F12>                                 165,000
     2,000  J.C. Penney Company, Inc.                                 117,375
    10,000  Paul Harris Stores, Inc. *<F12>                           183,750
     4,800  Toys "R" Us, Inc. *<F12>                                  163,500
                                                                   ----------
                                                                      737,512
                                                                   ----------
            Telecommunication Equipment -- 3.8%
    10,000  Comdial Corporation *<F12>                                113,750
     7,100  Scientific-Atlanta, Inc.                                  131,794
    10,000  TII Industries, Inc. *<F12>                                62,500
                                                                   ----------
                                                                      308,044
                                                                   ----------
            Transportation -- 3.3%
     2,100  Federal Express Corporation *<F12>                        140,175
     2,000  GATX Corporation                                          129,125
                                                                   ----------
                                                                      269,300
                                                                   ----------
            TOTAL COMMON STOCKS
              (Cost $4,264,787)                                     4,682,288
                                                                   ----------
            PREFERRED STOCKS -- 7.4%
            Bank & Bank Holding Companies -- 1.5%
     5,000  First Source Capital Trust II **<F13>                     125,000
                                                                   ----------
            Real Estate -- 1.6%
     5,350  Oasis Residential, Inc. -
              Convertible Preferred **<F13>                           130,072
                                                                   ----------
            Technology -- 2.2%
     2,000  Microsoft Corporation -
              Convertible Preferred                                   176,500
                                                                   ----------
            Utilities -- 2.1%
     2,250  Niagara Mohawk Power **<F13>                              167,625
                                                                   ----------
            TOTAL PREFERRED STOCK
              (Cost $598,709)                                         599,197
                                                                   ----------
 PRINCIPAL
    AMOUNT
 ---------
            CORPORATE BONDS AND NOTES -- 9.8%
            Bank & Bank Holding Companies -- 1.9%
  $150,000  Norwest Corporation **<F13>
              7.68%, 05/10/02                                         151,933
                                                                   ----------
            Consumer Durable -- 0.3%
    20,000  BankAmerica Corporation
              8.125%, 02/01/02                                         21,323
                                                                   ----------
            Finance Company -- 1.5%
    15,000  Ford Capital B.V.
              9.125%, 05/01/98                                         15,236
   100,000  General Motors
              Acceptance Corporation
              7.50%, 11/04/97                                         100,000
    10,000  Norwest Financial, Inc.
              6.50%, 11/15/97                                          10,002
                                                                   ----------
                                                                      125,238
                                                                   ----------
            Food, Beverage & Tobacco -- 0.6%
    50,000  Phillip Morris Companies Inc.
              8.625%, 03/01/99                                         51,571
                                                                   ----------
            Industrial -- 1.9%
   175,000  IVAX Corporation --
              Convertible **<F13>
              6.50%, 11/15/01                                         153,125
                                                                   ----------
            Telephone -- 1.2%
   100,000  New England Telephone
              and Telegraph
              5.05%, 10/01/98                                          99,283
                                                                   ----------
            Utility - Electric -- 2.4%
   150,000  Detroit Edison **<F13>
              6.40%, 10/01/98                                         150,130
    25,000  Minnesota Power and Light **<F13>
              6.50%, 01/01/98                                          25,004
    25,000  Ohio Power Company **<F13>
              6.75%, 03/01/98                                          25,017
                                                                   ----------
                                                                      200,151
                                                                   ----------
            TOTAL CORPORATE BONDS
              AND NOTES (COST $798,585)                               802,624
                                                                   ----------

            U.S. GOVERNMENT AGENCY -- 7.8%
            Federal National Mortgage
              Association (FNMA)
              Pass-Thru Certificates
   100,000    5.23%, 11/25/98 **<F13>                                  99,503
   500,000    8.59%, 02/03/05 **<F13>                                 500,957
    35,034    Pool #050737,
                6.00%, 05/01/00                                        34,845
                                                                   ----------
            TOTAL U.S. GOVERNMENT AGENCY
              (COST $636,343)                                         635,305
                                                                   ----------
            SHORT-TERM INVESTMENTS -- 16.5%
            Variable Rate Demand Notes
   384,000  American Family
              Financial Services                                      384,000
   384,000  Johnson Controls, Inc.                                    384,000
   186,079  Pitney Bowes, Inc.                                        186,079
   392,731  Wisconsin Electric
              Power Company                                           392,731
                                                                   ----------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $1,346,810)                                     1,346,810
                                                                   ----------
            TOTAL INVESTMENTS -- 99.0%
              (COST $7,645,234)                                     8,066,224
                                                                   ----------
            Other Assets less
              Liabilities -- 1.0%                                      79,021
                                                                   ----------
            TOTAL NET
              ASSETS -- 100.0%                                     $8,145,245
                                                                   ==========

  *<F12>Non-income producing security.
  **<F13>Callable.

See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 1997

1) ORGANIZATION

The Jefferson Growth & Income Fund (the "Fund") is a mutual fund created by The Jefferson Fund Group Trust (the "Trust") which was organized as a business trust under the laws of Delaware on January 20, 1995. The Fund is one of a series issued by the Trust, which is an open-end management company registered under the Investment Company Act of 1940, as amended.

Between the date of organization and the commencement of operations on September 1, 1995, the Fund had no operations other than incurring organizational expenses. These costs aggregated $65,659, which were paid by Rodman & Renshaw, Inc. and are being amortized over the period of benefit, but not to exceed sixty months from the date the Fund commenced operations.

The Trust is authorized to issue an unlimited number of shares without par value. The Trust has issued two classes of shares in the Fund: Class A and Class B. The Class A shares are subject to a service organization fee of 0.25% pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.50% of the offering price or 5.82% of the net asset value. The Class B shares are subject to a service organization fee of 0.25% and distribution fees of 0.75% pursuant to Rule 12b-1. Certain of the Class B shares are subject to a contingent deferred sales charge (CDSC) upon redemption from the Fund within seven years from the time of the original purchase. Each class of shares of the Fund has identical rights and privileges.

2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation -- Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value.

b) Federal Income Taxes -- Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $22,548, undistributed accumulated net realized gains on investments has been increased by $14,920 and capital stock has been increased by $7,628.

c) Income and Expenses -- The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

d) Distributions to Shareholders -- Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually.

e) Written Option Accounting -- When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

f) Futures Contracts -- The Fund may utilize futures contracts to a limited extent for hedging purposes. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

g) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Other -- Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3) CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:
                                                   CLASS A
                        ---------------------------------------------------
                                   YEAR ENDED                    YEAR ENDED
                             OCTOBER 31, 1997              OCTOBER 31, 1996
                        ---------------------         ---------------------
                          AMOUNT       SHARES           AMOUNT       SHARES
                        --------      -------         --------      -------
 Shares sold          $2,692,390      231,580       $3,245,931      309,269
 Shares issued
   to holders in
   reinvestment
   of dividends          161,536       13,899           72,487        6,887
 Shares
   redeemed          (1,358,912)    (118,993)        (148,321)     (14,019)
                      ----------   ----------       ----------    ---------
 Net increase         $1,495,014      126,486       $3,170,097      302,137
                      ==========    =========       ==========    =========

                                                       CLASS B
                         --------------------------------------------------
                                   YEAR ENDED                    YEAR ENDED
                             OCTOBER 31, 1997              OCTOBER 31, 1996
                         --------------------          --------------------
                          AMOUNT       SHARES           AMOUNT       SHARES
                         -------      -------          -------      -------
 Shares sold            $852,782       72,259         $348,527       33,239
 Shares issued
   to holders in
   reinvestment
   of dividends           15,998        1,374            5,582          532
 Shares
   redeemed             (29,962)      (2,462)         (95,482)      (9,156)
                       ---------     --------        ---------     --------
 Net increase           $838,818       71,171         $258,627       24,615
                       =========     ========        =========     ========

4) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 1997, were as follows:

                                      PURCHASES        SALES
                                      ---------       ------
  U.S. Government                      $504,688       $6,810
  Other                              $6,364,898   $4,776,431

At October 31, 1997, gross unrealized appreciation and depreciation of investments for federal income tax purposes was as follows:

   Appreciation              $664,546
   (Depreciation)            (233,239)
                             --------
   Net unrealized appreciation
     on investments          $431,307
                             ========

At October 31, 1997, the cost of investments for federal income tax purposes was $7,634,917.

Transactions in call options written during the year ended October 31, 1997 were as follows:

                                       NUMBER
                                  (100 SHARES
                                PER CONTRACT)  PREMIUMS
                                -------------  --------
  Options outstanding
    at beginning of year                   78   $13,208
  Options written during
    the year                              263    38,947
  Options expired                        (30)   (2,039)
  Options exercised                     (151)  (28,399)
  Options closed                        (160)  (21,717)
                                       ------  --------
  Options outstanding
    at end of year                          0        $0
                                        =====  ========

5) INVESTMENT ADVISORY AND OTHER
   AGREEMENTS

Pursuant to its Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.60% as applied to the Fund's daily net assets.

The Trust has entered into a distribution and servicing agreement with Rodman & Renshaw, Inc. (the "Distributor"). The Trust has adopted a Class A Servicing Fee Plan whereby the Fund pays the Distributor servicing fees of up to 0.25% annually, calculated as a percentage of the Fund's average daily net assets attributable to Class A shares. Pursuant to the Class B distribution and servicing agreement, the Fund is authorized to pay the Distributor a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net assets of the Class B shares of the Fund and a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class B shares of the Fund. The Distributor may bear various promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than shareholders.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.15% and 1.90% of average net assets for Class A and Class B shares respectively, the Distributor may reimburse the Fund for the amount of such excess. Accordingly, for the year ended October 31, 1997, the Distributor reimbursed the Fund $117,913. The Fund paid brokerage commissions of $1,375 to the Distributor during the year ended October 31, 1997.

The Distributor received front-end sales charges on Class A shares and contingent deferred sales charges on Class B shares of $3,403 and $889, respectively, for the year ended October 31, 1997.

6) DISTRIBUTIONS

Twenty-eight percent of the dividends paid during the fiscal year ended October 31, 1997, qualifies for the dividend received deduction available to corporate shareholders.

                   END OF NOTES TO THE FINANCIAL STATEMENTS.

Effective October 31, 1997, and ratified by the Board of Trustees on December 18, 1997, Coopers & Lybrand L.L.P. was terminated as the Fund's independent accountants. For the years ended October 31, 1995 through October 31, 1996, Coopers & Lybrand L.L.P. expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and Coopers & Lybrand L.L.P. prior to their termination. The Board of Trustees approved the termination of Coopers & Lybrand L.L.P. and the appointment of KPMG Peat Marwick LLP as the Fund's independent accountants.

REPORT OF INDEPENDENT ACCOUNTANTS
OCTOBER 31, 1997

The Shareholders and Board of Trustees
The Jefferson Fund Group Trust

We have audited the accompanying statement of asset and liabilities of Jefferson Growth and Income Fund (the "Fund"), a series of The Jefferson Fund Group Trust, including the schedule of investments, as of October 31, 1997, and the related statement of operations, statement of changes in net assets and financial highlights, for the year ended October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets and financial highlights of Jefferson Growth and Income Fund for the year ended October 31, 1996 and the financial highlights for the period ended October 31, 1995, were audited by other auditors whose report thereon, dated November 22, 1996, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 1997 and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                 /s/ KPMG Peat Marwick LLP


November 14, 1997

                               INVESTMENT ADVISER
                                 Uniplan, Inc.
                           839 North Jefferson Street
                                   Suite 201
                              Milwaukee, WI 53202
                                 (800) 261-9785

                         ADMINISTRATOR, TRANSFER AGENT,
                       DIVIDEND PAYING AGENT & CUSTODIAN
                             Firstar Trust Company
                            615 East Michigan Street
                               Milwaukee, WI 53202

                                  DISTRIBUTOR
                             Rodman & Renshaw, Inc.
                             233 South Wacker Drive
                               Chicago, IL 60606

                                 LEGAL COUNSEL
                                Foley & Lardner
                            330 North Wabash Avenue
                                   Suite 3300
                               Chicago, IL 60611

                            INDEPENDENT ACCOUNTANTS
                             KPMG Peat Marwick LLP
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202